UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2018

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York	10282
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

The Goldman Sachs Group, Inc. (the “Registrant,” the “firm” or “we”) today announced that the Compensation Committee of the firm’s Board of Directors has determined Mr. Lloyd C. Blankfein’s total annual compensation for 2017. Mr. Blankfein, our Chairman and Chief Executive Officer, received $24,000,000 in 2017 compensation, which compares to 2016 total annual compensation of $22,000,000. Mr. Blankfein’s 2017 compensation consists of an annual base salary of $2,000,000, which remains unchanged from last year, and annual variable compensation of $22,000,000. Consistent with last year, 80% of this annual variable compensation (i.e., $17,600,000) was granted in the form of performance-based restricted stock units (“PSUs”), with the remainder granted in the form of cash. The PSUs tie 100% of Mr. Blankfein’s annual equity-based compensation to ongoing performance metrics; these metrics remain unchanged from the PSUs granted for 2016 compensation.

In determining Mr. Blankfein’s compensation, the Compensation Committee considered several factors, including that during 2017, our firm delivered higher revenue and stronger pre-tax profits despite a challenging environment for our market-making businesses. In addition, we continued to demonstrate strength across many of our franchise businesses and maintained a solid financial position with respect to capital and liquidity. Over the course of the year, we announced a $5 billion growth plan that will continue to position the firm strategically for growth in the future.

For the year ended December 31, 2017, the Registrant reported net revenues of $32.07 billion, diluted earnings per common share (“EPS”) of $9.01 and return on average common shareholders’ equity (“ROE”) of 4.9%. Excluding the impact of the Registrant’s income tax expense related to U.S. Tax Legislation1, for 2017, the Registrant’s EPS was $19.76 and its ROE was 10.8%.

[1]	“U.S. Tax Legislation” refers to the Tax Cuts and Jobs Act enacted on December 22, 2017. For notes on non-GAAP financial measures and a reconciliation with the corresponding GAAP figures, see Exhibit 99.1 to the Registrant’s Current Report on Form 8-K dated January 17, 2018, filed with the Securities and Exchange Commission, containing the Registrant’s earnings press release for the quarter ended December 31, 2017.

Cautionary Note on Forward-Looking Statements: This Report on Form 8-K may include forward-looking statements. These statements are not historical facts, but instead represent only the firm’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the firm’s control. It is possible that the firm’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. For a discussion of some of the risks and important factors that could affect the firm’s future results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)

Date: February 15, 2018	By:	/s/ Gregory K. Palm
Name: Gregory K. Palm
Title: Executive Vice President and General Counsel